EATON VANCE TAX-ADVANTAGED DIVIDEND INCOME FUND
Supplement to Prospectus dated February 20, 2020 and Prospectus Supplement dated February 20, 2020

The following replaces any references, contained either in the Prospectus or the Prospectus Supplement, with respect to the Fund’s: (i) last reported sale price; (ii) net asset value (“NAV”) per Common Share; (iii) percentage premium to NAV per Common Share; (iv) number of Common Shares outstanding; and (v) net assets.

On March 23, 2020, the last reported sale price, NAV per Common Share and percentage premium to NAV per Common Share, were $12.48, $13.93 and (10.41)%, respectively. As of March 23, 2020, we had 73,507,574 Common Shares outstanding and net assets of approximately $1,023,818,594.

The following replaces the last sentence in the first paragraph under “Use of Proceeds” in the Prospectus Supplement:

Assuming the sale of all of the Common Shares offered under this Prospectus Supplement and the accompanying Prospectus, at the last reported sale price of $12.48 per share for our Common Shares on the NYSE as of March 23, 2020, we estimate that the net proceeds of this offering will be approximately $67,609,557 after deducting the estimated sales load and the estimated offering expenses payable by the Fund.

March 24, 2020